DEBT	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
DEBT

NOTE 8. DEBT

On August 2, 2019, Colorado Housing and Finance Authority (“CHFA”) entered into an agreement to assign the mortgage note to Iliad Research and Trading, L.P., a Utah limited liability partnership ("IRT"). This agreement closed on September 11, 2019, and IRT paid a total of $5,885,148 to CHFA to assume the note. The payment amount consisted of $5,405,666 of principal and $479,482 of interest and fees. Interest was accrued on the note at the default interest rate of 10.5%. At January 1, 2020, the remaining principal and accrued interest balances were $5,885,148 and $190,158, respectively.

On July 29, 2020, the Company’s owned facility at 12300 Grant Street, Thornton, CO 80241 (the “Building”) was foreclosed by IRT and sold at public auction.